                                                             ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-36136 for Hartford Life Insurance Company Separate Account Two on Form N-4.


                                              /s/ Arthur Andersen LLP
Hartford, Connecticut
July 17, 2000